SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

               ----------------------------------

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 30, 1998
                                                    -----------------

                   FAST FOOD OPERATORS, INC.
       -------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)

                            0-10213
                    ------------------------
                    (Commission File Number)

        New York                              13-2974867
 ---------------------------            ---------------------
(State or Other Jurisdiction               (I.R.S. Employer
     of Incorporation)                   Identification Number)

      42-40 Bell Boulevard
        Bayside, New York                          11361
     ----------------------                   --------------
       (Address of Principal                     (Zip Code)
         Executive Offices)




Registrant's telephone number, including area code:(718) 229-1113
                                                   --------------



-------------------------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)


ITEM 2.   Acquisition or Disposition of Assets

On November 30, 1998, the Company completed the sale of four restaurants to Popyork, LLC for $900,000 plus net closing adjustments of $33,752, all of which was paid in cash. Such sale was approved by the Company's shareholders on October 26, 1998. The Company realized a pre-tax gain on the sale of $546,000 after legal fees of $10,000. Such gain was approximately $93,000 less than previously anticipated due to significant repairs and improvements required by the franchisor to be made to certain of the restaurants as a condition of the sale. Approximately $67,500 of such repairs and improvements were made subsequent to September 27, 1998.

On October 29, 1998, the Company had sold the managed Empire
Boulevard, Brooklyn restaurant to that restaurant's manager. As a result, the sale of the four restaurants on November 30, 1998 left the Company with no restaurants and no operations.

As indicated in the Company's Proxy Statement, the liquidation and dissolution of the Company is expected to result in return of capital distributions to the shareholders of amounts at least equal to $.11 per share. Operating cash flow for the third quarter ended September 27, 1998 and the subsequent priod through November 30, 1998 is expected to offset the reduction in net sale proceeds described in the first paragraph above. (See the pro-forma financial statements).

ITEM 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(b)  Pro-forma financial information

     Pro-forma balance sheet as of September 27, 1998

     Pro-forma statements of operations for the year ended
     December 28, 1997 and the nine months ended September 27, 1998

     Notes to pro-forma financial statements

                           SIGNATURES

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Fast Food Operators, Inc.
                                   -------------------------
                                         (Registrant)

December 15, 1998                  By: /S/ Lewis E. Topper
                                   -------------------------
                                   Name:   Lewis E. Topper
                                   Title:  President


PRO-FORMA CONSOLIDATED FINANCIAL INFORMATION


     The following pro-forma consolidated financial information of the Company is based on and should be read in conjunction with the Company's consolidated interim and annual financial statements reported in the Company's Forms 10-QSB and 10-KSB for the nine month and annual periods ended September 27, 1998 and December 28, 1997, respectively. The pro-forma balance sheet as of September 27, 1998 gives effect to (i) the sale of the Empire Boulevard, Brooklyn Restaurant, which sale closed on October 29, 1998 and (ii) both of the transactions contemplated by the Company's Proxy Statement, specifically: (a) the sale of the remaining four restaurants to Popyork, LLC for $900,000 in cash plus closing adjustments which sale closed on November 30, 1998 and (b) the liquidation of the Company including liquidating distributions to shareholders of at least $.11 per share or $980,573 in the aggregate, which liquidition has not yet occurred. The pro-forma consolidated statements of operations for the year ended December 28, 1997 and the nine months ended September 27, 1998 give effect to the (i) sale of the Empire Boulevard Restaurant and (ii) the sale of the other four restaurants as if they both had occurred on the first day of the respective period.

     The pro-forma adjustments are based upon available information and certain assumptions that management believes are reasonable in the circumstances. Costs and expenses during the liquidation period have been estimated. The aggregate amount estimated to be available as liquidating distributions to shareholders may be slightly greater than the $980,573 ($.11 per share) reflected on the accompanying pro-forma balance sheet, but is not expected to be less than such amount.

     The pro-forma financial statements of the Company should be read in conjunction with the notes thereto. The pro-forma statements of operations do not purport to be indicative of the results of operations which may be expected to occur in the future.




                   FAST FOOD OPERATORS, INC. AND SUBSIDIARIES
                      PRO-FORMA CONSOLIDATED BALANCE SHEET

                                                           September
                                                            27, 1998
                         September       Sale of           Pro-Forma
                          27, 1998        Empire           (Pre-Sale
                         Historical     Restaurant        Transaction)
                         ----------     ----------        -----------
Assets

Current assets:
                                        $    80,233 (1)
  Cash                   $   414,749     (    5,000)(2)   $   466,526
                                         (   23,456)(3)
  Inventory                   23,870     (    4,596)(1)        19,274
  Other current assets        26,597     (   11,637)(1)        14,960
                         -----------    -----------       -----------
Total current assets         465,216         35,544           500,760

Property and equipment,
 net                         337,372     (   60,902)(4)       276,470

Other assets                   8,500           -                8,500
                         -----------    -----------       -----------
Total assets             $   811,088    $(   25,358)      $   785,730
                         ===========    ===========       ===========

Liabilities and Shareholders' Equity

Current liabilities:
  Accounts payable and
       other             $   278,823    $(   23,456)(3)   $   255,367
  Due to Integrated Food
       Systems, Inc.          16,882           -               16,882
                         -----------    -----------       -----------
Total current
     liabilities:            295,705     (   23,456)          272,249

Security deposits
     payable                   6,000     (    6,000)(1)           -
                          ----------    -----------       -----------
Total liabilities:           301,705     (   29,456)          272,249
                         -----------    -----------       -----------
Shareholders' equity:
     Common stock/paid-in
   capital                 2,232,005           -            2,232,005
  Retained earnings
   (deficit)              (1,722,622)         4,098 (5)    (1,718,524)
                         -----------    -----------       -----------
Total shareholders'
  equity                     509,383          4,098           513,481
                         -----------    -----------       -----------
Total liabilities
   and equity            $   811,088    $ (  25,358)      $   785,730
                         ===========    ===========       ===========


                         (Continued on following page)

See accompanying notes to pro-forma consolidated financial statements.


                   FAST FOOD OPERATORS, INC. AND SUBSIDIARIES
                      PRO-FORMA CONSOLIDATED BALANCE SHEET

                         (Continued from previous page)

                         September                         September
                          27, 1998      Pro-Forma          27, 1998
                         Pro-Forma     Adjustments         Pro-Forma
                         (Pre-Sale      Re: Sale            (Before
                        Transaction)   Transaction        Liquidation)
                        -----------    -----------        -----------
Assets

Current assets:
                                       $   933,752 (6)
  Cash                  $   466,526     (  102,530)(7)    $ 1,072,748
                                        (  225,000)(8)
  Inventory                  19,274     (   19,274)(6)           -
  Other current assets       14,960     (    5,978)(6)          8,982
                        -----------    -----------        -----------
  Total current assets      500,760        580,970          1,081,730

Property and equipment,
  net                       276,470     (  276,470)(9)           -

Other assets                  8,500     (    8,500)(6)           -
                        -----------    -----------        -----------
Total assets            $   785,730    $   296,000        $ 1,081,730
                        ===========    ===========        ===========

Liabilities and Shareholders' Equity

Current liabilities:
  Accounts payable and
    other               $   255,367    $(  225,000)(8)    $    30,367
  Due to Integrated
    Food Systems, Inc.       16,882           -                16,882
                        -----------    -----------        -----------
Total current
    liabilities:            272,249     (  225,000)            47,249

Security deposits
    payable                    -             -                   -
                        -----------    -----------        -----------
Total liabilities:          272,249     (  225,000)            47,249
                        -----------    -----------        -----------
Shareholders' equity:
   Common stock/
    paid-in capital       2,232,005           -             2,232,005
   Retained earnings
    (deficit)            (1,718,524)       521,000 (10)    (1,197,524)
                        -----------    -----------        -----------
Total shareholders'
  equity                    513,481        521,000          1,034,481
                        -----------    -----------        -----------
Total liabilities
  and equity            $   785,730    $   296,000        $ 1,081,730
                        ===========    ===========        ===========

                        (Continued on following page)

See accompanying notes to pro-forma consolidated financial statements.

                   FAST FOOD OPERATORS, INC. AND SUBSIDIARIES
                      PRO-FORMA CONSOLIDATED BALANCE SHEET

                         (Continued from previous page)


                         September                               September
                          27, 1998              Pro-Forma         27, 1998
                         Pro-Forma             Adjustments       Pro-Forma
                          (Before               to Reflect         (After
                        Liquidation)           Liquidation      Liquidation)
                        -----------            -----------      -----------
Assets

Current assets:
                                           $(   47,249)(11)
  Cash                      $ 1,072,748     (  980,573)(12)     $     -
  Inventory                        -        (   44,926)(13)           -
  Other current assets            8,982     (    8,982)(14)           -
                            -----------    -----------          ----------
Total current assets          1,081,730     (1,081,730)               -

Property and equipment, net        -              -                   -

Other assets                       -              -                   -
                            -----------    -----------          ----------
Total assets                $ 1,081,730    $(1,081,730)         $     -
                            ===========    ===========          ==========

Liabilities and Shareholders' Equity

Current liabilities:
    Accounts payable and
      other                 $    30,367    $(   30,367)(11)     $     -
    Due to Integrated Food
      Systems, Inc.              16,882     (   16,882)(11)           -
                            -----------    -----------          ----------
Total current liabilities:       47,249     (   47,249)(11)           -

Security deposits payable          -              -                   -
                            -----------    -----------          ----------
   Total liabilities:            47,249     (   47,249)               -
                            -----------    -----------          ----------
Shareholders' equity:
  Common stock/
   paid-in capital             2,232,005    (  980,573)(12)      1,251,432
  Retained earnings
   (deficit)                  (1,197,524)   (   53,908)(15)     (1,251,432)
                             -----------   -----------          ----------
Total shareholders'
  equity                      1,034,481     (1,034,481)               -
                            -----------    -----------          ----------
Total liabilities and
  equity                    $ 1,081,730    $(1,081,730)         $     -
                            ===========    ===========          ==========



See accompanying notes to pro-forma consolidated financial statements.

                   FAST FOOD OPERATORS, INC. AND SUBSIDIARIES
                PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                  Year Ended
                                                                  December 28,
                     Year Ended                                       1997
                     December 28,    Pro-Forma Adjustments(1)     Pro-Forma
                        1997       ---------------------------     (Pre-Sale
                     Historical      Hillside         Empire      Transaction)
                     ------------  -----------     -----------    -----------

Sales               $  5,247,779   $(  170,061)    $(  629,974)   $4,447,744
Cost of sales          1,697,245    (   55,836)     (  238,334)    1,403,075
                    ------------   -----------     -----------    ----------
Gross profit           3,550,534    (  114,225)     (  391,640)    3,044,669
                    ------------   -----------     -----------    ----------
Selling, general
  and admin-
  istrative
  expenses             3,380,944    (  116,936)     (  441,717)    2,822,291
Interest expense           8,100          -               -            8,100
Rental income        (    10,800)         -             10,800(2)       -
Gain on sale of
  restaurant         (    13,908)       13,908 (a)        -   (b)       -  (c)
Income and expense
  reimbursement
  arising from
  management
  sub-contract       (     6,484)         -              6,484(3)       -
Loss on asset
  impairment             159,772          -         (  159,772)(4)      -
                    ------------   -----------     -----------    ----------
                       3,517,624    (  103,028)     (  584,205)    2,830,391
                    ------------   -----------     -----------    ----------
Net income          $     32,910   $(   11,197)(a) $   192,565(b) $  214,278(c)
                    ============   ===========     ===========    ==========

Weighted average
  number of shares
  outstanding          8,914,300                                   8,914,300
                    ============                                  ==========
Net income
  per share         $       -                                     $      .02
                    ============                                  ==========


                         (Continued on following page)

(a)  Excludes gain of $13,908 on the sale of the Hillside
     Restaurant, sold April 15, 1997.
(b)  Excludes gain of $4,098 on the sale of the Empire
     Restaurant.
(c) Excludes aggregate gain of $18,006 on the sale of the Hillside and Empire Restaurants.

See accompanying notes to pro-forma consolidated financial statements.


               FAST FOOD OPERATORS, INC. AND SUBSIDIARIES
             PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                     (Continued from previous page)

                      Year Ended
                      December 28,                        Year Ended
                         1997         Pro-Forma           December 28,
                       Pro-Forma     Adjustments             1997
                       (Pre-Sale      Re: Sale            (After Sale
                     Transaction)    Transaction          Transaction)
                     ------------    ------------        --------------

Sales                $  4,447,744    $(4,447,744)        $       -
Cost of Sales           1,403,075     (1,403,075)                -
                     ------------    -----------         ------------
Gross profit            3,044,669     (3,044,669)                -
                     ------------    -----------         ------------
Selling, general and
  administrative
  expenses              2,822,291     (2,822,291)                -
Interest expense            8,100     (    8,100)(5)             -
Rental income                -              -                    -
Gain on sale of
  restaurant                 -   (c)        -      (d)           -  (e)
Income and expense
  reimbursement
  arising from
  management
  sub-contract               -              -                    -
Loss on asset
  impairment                 -              -                    -
                     ------------     -----------        -----------
                        2,830,391      (2,830,391)               -
                     ------------     -----------        ------------
Net income           $    214,278(c) $ (  214,278)(d)(f) $       - (e)(f)
                     ============     ===========        ============
Weighted average
  number of shares
  outstanding           8,914,300                           8,914,300
                     ============                        ============
Net income
  per share          $        .02                        $       -
                     ============                        ============


(c) Excludes aggregate gain of $18,006 on the sale of the Hillside and Empire Restaurants.
(d) Excludes gain of $521,000, attributable to the Sale Transaction, net of estimated income taxes thereon of $25,000.
(e) Excludes aggregate net gain of $539,006 on the sale of all six restaurants.
(f) Also excludes estimated liquidation period loss of $53,908. See Note 15 to the pro-forma consolidated balance sheet.


See accompanying notes to pro-forma consolidated financial statements.


               FAST FOOD OPERATORS, INC. AND SUBSIDIARIES
             PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS




                                              Nine Months
                                                 Ended
                       Nine Months                          Sept 27, 1998
                          Ended                Sale of        Pro-Forma
                      Sept 27, 1998             Empire        (Pre-Sale
                        Historical            Restaurant     Transaction)
                      -------------          ------------   --------------

Sales                 $  4,036,875           $(  510,702)   $  3,526,173
Cost of sales            1,240,650            (  200,640)      1,040,010
                      ------------           -----------    ------------
Gross profit             2,796,225            (  310,062)      2,486,163
                      ------------           -----------    ------------
Selling, general and
  administrative
  expenses               2,601,282            (  335,571)      2,265,711
Interest expense               211                  -                211
Rental income          (     8,100)                8,100(2)         -
Income and expense
  reimbursement arising
  from management
  sub-contract         (    15,021)               15,021(3)         -
                      ------------           -----------    ------------
                         2,578,372            (  312,450)      2,265,922
                      ------------           -----------    ------------
Pre-tax income             217,853                 2,388         220,241
Provision for income
  taxes                      8,000                  -              8,000
                      ------------           -----------    ------------
Net income            $    209,853           $     2,388(a) $    212,241(a)
                      ============           ===========    ============

Weighted average
  number of shares
  outstanding            8,914,300                             8,914,300
                      ============                          ============
Net income per share  $        .02                          $        .02
                      ============                          ============





                      (Continued on following page)



(a)    Excludes gain of $4,098 on the sale of the Empire Boulevard
       Restaurant.


See accompanying notes to pro-forma consolidated financial statements.






               FAST FOOD OPERATORS, INC. AND SUBSIDIARIES
             PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                     (Continued from previous page)


                          Nine Months                      Nine Months
                             Ended                            Ended
                         Sept 27, 1998     Pro-Forma      Sept 27, 1998
                           Pro-Forma      Adjustments       Pro-Forma
                           (Pre-Sale       Re: Sale        (After Sale
                          Transaction)    Transaction      Transaction)
                         --------------   ------------    -------------
Sales                    $  3,526,173     $(3,526,173)    $      -
Cost of sales               1,040,010      (1,040,010)           -
                         ------------     -----------     ------------
Gross profit                2,486,163      (2,486,163)           -
                         ------------     -----------     ------------
Selling, general and
  administrative
  expenses                  2,265,711      (2,265,711)           -
Interest expense                  211      (      211)(5)        -
Rental income                    -               -               -
Income and expense
  reimbursement arising
  from management
  sub-contract                   -               -               -
                         ------------     -----------     ------------
                            2,265,922      (2,265,922)           -
                         -------------    -----------     ------------
Pre-tax income                220,241      (  220,241)           -
Provision for income
  taxes                         8,000      (    8,000)           -
                         ------------     -----------     ------------
Net income               $    212,241(a)  $(  212,241)(b) $      -(a)(b)
                         ============     ===========     ============

Weighted average number
  of shares outstanding     8,914,300                        8,914,300
                         ============                     ============
Net income per share     $        .02                     $       -
                         ============                     ============


(a)    Excludes gain of $4,098 on the sale of the Empire Boulevard
       Restaurant.
(b) Excludes net gain of $521,000 attributable to the Sale Transaction. Also excludes estimated liquidation period loss of $53,908. See Note 15 to the pro-forma consolidated balance sheet.



See accompanying notes to pro-forma consolidated financial statements.



           FAST FOOD OPERATORS, INC. AND SUBSIDIARIES
            NOTES TO PRO-FORMA FINANCIAL STATEMENTS
         NOTES TO PRO-FORMA CONSOLIDATED BALANCE SHEET


1. Represents the receipt of the all-cash consideration for the sale of the Empire Boulevard, Brooklyn Restaurant. The sale closed on October 29, 1998. The proceeds consisted of the following:

           Purchase Price                    $ 70,000
           Closing adjustments:
           Inventory                            4,596
           Other current assets                11,637
           Security deposits                  ( 6,000)
                                             --------
          Total proceeds of sale             $ 80,233
                                             ========

2. Represents estimated closing costs for legal fees in connection with the sale of the Empire Restaurant.

3. Represents the payment of trade and other liabilities directly attributable to the Empire Restaurant paid from the sale proceeds thereof.

4. Represents the net book value of the property and equipment of the Empire Restaurant.

5. Represents the gain on the sale of the Empire Restaurant measured by the sales price of $70,000 (excluding dollar for dollar closing adjustments) less closing costs for legal fees of $5,000 over the $60,902 carrying value of the restaurant assets sold. Due to available net operating tax loss carryforwards, income taxes on such gain are expected to be immaterial and have been ignored.

6. Represents the receipt of the all-cash consideration for the four restaurants comprising the Sale Transaction as follows:

          Purchase price                     $900,000
          Closing adjustments
           Inventory                           19,274
           Prepayments and other                5,978
           Security deposits, net               8,500
                                             --------
          Total proceeds of sale             $933,752
                                             ========


           FAST FOOD OPERATORS, INC. AND SUBSIDIARIES
            NOTES TO PRO-FORMA FINANCIAL STATEMENTS
         NOTES TO PRO-FORMA CONSOLIDATED BALANCE SHEET

7. Represents closing costs for legal fees in connection with the Sale Transaction and estimated income taxes attributable to the gain on the sale (after the benefits of net operating tax loss carryforwards) as well as additional costs required to be incurred to close the sale as follows:

          Legal fees                         $ 10,000
                                             --------
          New York State income taxes          14,000
          Federal income taxes                 11,000
                                             --------
          Total income taxes                   25,000
                                             --------
          Repairs and improvement costs
           required by the franchisor
           to be made to certain
           restaurants as a condition
           of the sale                         67,530
                                             --------
          Total closing costs, income
           taxes and additional
           required costs                    $102,530
                                             ========

8. Represents the payment of trade and other liabilities directly attributable to the four restaurants comprising the Sale Transaction paid from the sale proceeds thereof.

9. Represents the net book value of the property and equipment of the four restaurants comprising the Sale Transaction as of September 27, 1998.

10. Represents the gain on the Sale Transaction measured by the sales price of $900,000 (excluding dollar for dollar closing adjustments) over the adjusted carrying value of $344,000 ($276,470 plus $67,530) of the restaurant assets sold, closing costs for legal fees of $10,000 and estimated income taxes of $25,000 (net of tax loss carryforward benefits) directly attributable to the gain.

11. Represents payment of the remaining $47,249 of liabilities of the Company, consisting of $16,882 owed to Integrated
     Food Systems and $30,367 of trade payables and other liabilities.


           FAST FOOD OPERATORS, INC. AND SUBSIDIARIES
            NOTES TO PRO-FORMA FINANCIAL STATEMENTS
         NOTES TO PRO-FORMA CONSOLIDATED BALANCE SHEET

12. Represents the payment of two liquidating distributions to shareholders in the aggregate amount of $.11 per share. The first of such dividends, in the amount of $.10 per share (increased from the previously anticipated amount of $.09 per share) was declared on November 30, 1998 and is payable on December 18, 1998 to shareholders of record as of December 10, 1998. The Company expects that a second distribution of not less than $.01 per share, will be made sometime in 1999 after all liabilities of the Company have been liquidated. Depending on the amount of operating cash flow earned in the final two months of operation and the actual expenses incurred in the liquidation period, the final distribution may be fractionally greater than $.01 per share.

13. Represents estimated costs and expenses during the liquidation period.

14. Represents estimated losses of $8,982 on the non-realization of certain prepayments.

15. Represents the estimated net loss during the liquidation period as follows:

     Estimated liquidation costs
       and expenses                               $44,926
     Estimated loss on realization
       of certain assets                            8,982
                                                  -------
     Estimated net loss during
       the liquidation period                     $53,908
                                                  =======




















           FAST FOOD OPERATORS, INC. AND SUBSIDIARIES
            NOTES TO PRO-FORMA FINANCIAL STATEMENTS
    NOTES TO PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

1. The pro-forma adjustments applicable to the sale of the Hillside and Empire Restaurants and the four restaurants comprising the Sale Transaction, other than where indicated by a specific footnote, generally consist of subtracting the restaurant sales, cost of sales and direct operating expenses attributable thereto for each period presented. Certain items are specifically footnoted below. (See Notes 2 thru 5). In accordance with the requirements for the presentation of pro-forma financial information, the pro-forma statements of operations exclude the gain from the sales of the various restaurants.

2. Rental income was earned exclusively from a sub-lease of a portion of the Empire Boulevard premises. The sub-lease was sold together with the restaurant.

3. The income and expense reimbursement relates to the management sub-contract for the Empire Boulevard restaurant.

4. The loss on asset impairment in 1997 was incurred on the property and equipment of the Empire Boulevard Restaurant. For pro-forma presentation purposes, such loss is eliminated. Absent such elimination, the effect of the impairment write-down would have been recognized in the loss on sale, which would then be eliminated as a non-recurring loss related to such sale.

5. Interest expense is eliminated since receipt of the proceeds from the Sale Transaction would have been sufficient to retire the interest bearing indebtedness at the beginning of each period.